UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2012

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On January 11, 2012, Universal American Corp. (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of January 11, 2012 among the Company, APS Merger Sub, Inc., Partners Healthcare Solutions Holdings, L.P. and Partners Healthcare Solutions, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in the Company’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, the Company or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  The Company’s actual results may differ materially from its expectations, plans or projections.  The Company warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which it might not even anticipate.  The Company gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports.  A summary of the information set forth in the “Risk Factors” section of the Company’s SEC reports and other risks includes, but is not limited to the following:  the Company is subject to extensive government regulation; the CMS sanction that suspended the Company from marketing to and enrolling new members in its Medicare Advantage plans during the 2011 annual enrollment period had and may continue to have a material adverse effect on the Medicare Advantage business, financial condition and results of operations; the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company; recently enacted health care legislation and subsequent rules promulgated by CMS could have a material adverse effect on the Company’s opportunities for growth and its financial results; the Company may experience membership losses in its Medicare Advantage business, reductions in funding for Medicare programs could materially reduce the Company’s profitability; failure to reduce the Company’s operating costs could have a material adverse effect on its financial position, results of operations and cash flows; competition in the insurance and healthcare industries is intense, and if the Company does not design and price its products properly and competitively, the Company’s membership and profitability could decline; the Company’s reserves may not be adequate; the Company’s ability to improve its CMS star ratings; the Company may experience higher than expected loss ratios which could materially adversely affect its results of operations; compliance with laws and regulations is complex and expensive, and any violation of the laws and regulations applicable to the Company could reduce its revenues and profitability and otherwise adversely affect the Company’s operating results and/or impact its ability to sell Medicare products; changes in governmental regulation or legislative reform could increase the Company’s costs of doing business and adversely affect its profitability; the Company’s Medicare Advantage business is subject to an annual competitive bidding process that could adversely affect its profitability; CMS’s risk adjustment payment system and budget neutrality factors make the Company’s revenue and profitability difficult to predict and could result in material retroactive adjustments to the Company’s results of operations; if the Company is unable to develop and maintain satisfactory relationships with the providers of care to its members, the Company’s profitability could be adversely affected and the Company may be precluded from operating in some markets; substantially all the Company’s revenues are tied to its Medicare businesses and regulated by CMS and if our government contracts are not renewed or are terminated, the Company’s business could be substantially impaired; the Company derives a substantial portion of its Medicare Advantage revenues and profits from Medicare Advantage HMO operations in Texas, and legislative actions, economic conditions or other factors that adversely affect those operations could materially reduce the Company’s revenues and profits; the Company no longer sells long-term care insurance and the premiums that the Company charges for the long-term care policies that remain in force may not be adequate to cover the claims expenses that the Company incurs; any failure by the Company to manage its operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm the Company’s financial results, business and prospects; the Company has incurred and may in the future incur significant expenses in connection with the implementation and expansion of its new Medicare Advantage plans, which could adversely affect the Company’s operating results; the Company may be unable to access sources of financing; the historical consolidated financial information of old Universal American is not necessarily representative of the Company’s future financial position, future results of operations or future cash flows nor do they reflect what the Company’s financial position, results of operations or cash flows would have been as a stand alone company during the periods presented; any negative effects from the pendency of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that the contemplated transaction does not occur for any other reason; problems may arise in successfully integrating the businesses of the companies, which may result in the Company not operating as effectively and efficiently as expected; the Company may be unable to achieve cost-cutting synergies arising out of the transaction or it may take longer than expected to achieve those synergies; and the transaction may involve unexpected costs, unexpected liabilities or unexpected delays. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company.

All forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any such forward-looking statements.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits.

99.1                 Press Release dated January 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2012

UNIVERSAL AMERICAN CORP.

	By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

99.1                 Press Release dated January 11, 2012